                                                                Exhibit 24

                              POWER OF ATTORNEY



        Know all persons by these presents, that each individual whose signature appears below hereby constitutes and appoints David R. Francisco and
W. Granger Souder, Jr., and each and either of them, such individual's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign this Amendment No. 1 to Form S-4 Registration Statement, and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them or any substitute therefor, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.



           SIGNATURE                        TITLE                                   DATE

/s/ David R. Francisco            Chairman of the Board, Chief           10-13-98
------------------------------  Executive Officer, Treasurer and        ------------------------------
DAVID R. FRANCISCO                Director (Principal Executive
                                 Officer and Principal Financial
                                         Officer)


/s/ Marty E. Adams                President, Chief Operating Officer     10-10-98
------------------------------             and Director                 ------------------------------
  MARTY E. ADAMS


/s/ Edward J. Reiter              Senior Chairman of the Board of        10-13-98
------------------------------         Directors and Director           ------------------------------
EDWARD J. REITER


/s/ James C. McBane               Vice Chairman of the Board of          10-10-98
------------------------------         Directors and Director           ------------------------------
JAMES C. MCBANE

                                              Director
------------------------------                                          ------------------------------
FRED H. JOHNSON, III



           SIGNATURE                        TITLE                                   DATE

/s/ Keith D. Burgett                     Director                        10-10-98
------------------------------                                          ------------------------------
KEITH D. BURGETT


/s/ Willard L. Davis                     Director                        10-10-98
------------------------------                                          ------------------------------
WILLARD L. DAVIS


/s/ H. Lee Kinney                        Director                        10-10-98
------------------------------                                          ------------------------------
H. LEE KINNEY


/s/ Kenneth E. McConnell                 Director                        10-10-98
------------------------------                                          ------------------------------
KENNETH E. McCONNELL


/s/ Glenn F. Thorne                      Director                        10-10-98
------------------------------                                          ------------------------------
GLENN F. THORNE


/s/ Gerard P. Mastroianni                Director                        10-10-98
------------------------------                                          ------------------------------
GERARD P. MASTROIANNI


/s/ Del E. Goedeker                      Director                        10-10-98
------------------------------                                          ------------------------------
DEL E. GOEDEKER


/s/ Joseph W. Tosh, II                   Director                        10-10-98
------------------------------                                          ------------------------------
JOSEPH W. TOSH, II


/s/ Gerald D. Aller                      Director                        10-12-98
------------------------------                                          ------------------------------
GERALD D. ALLER


                                         Director
------------------------------                                          ------------------------------
DAVID A. BRYAN


                                         Director
------------------------------                                          ------------------------------
D. JAMES HILLIKER

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


/s/ Marilyn O. McAlear                     Director                      10-10-98
------------------------------                                          ------------------------------
MARILYN O. McALEAR


                                           Director
------------------------------                                          ------------------------------
THOMAS S. NONEMAN


                                           Director
------------------------------                                          ------------------------------
EMERSON J. ROSS, JR.


/s/ Douglas J. Shierson                    Director                      10-11-98
------------------------------                                          ------------------------------
DOUGLAS J. SHIERSON


                                           Director
------------------------------                                          ------------------------------
C. GREGORY SPANGLER


                                           Director
------------------------------                                          ------------------------------
ROBERT E. STEARNS

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